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                                                                   Exhibit 10.23




                          AMENDMENT TO AGREEMENT DATED
                                 MARCH 29, 2002

         THIS AMENDMENT (the "Amendment") to the Agreement by and between MAS Capital Inc. ("MAS") and Hopkins Capital Group II, LLC, ("Hopkins Capital Group") as of the 29th day of March, 2002 (the "Agreement"), is made and entered into by and between MAS and Hopkins Capital Group as of this 17th of April 2002.

                              W I T N E S S E T H:

         WHEREAS, it has been recently discovered that the Agreement contains an error to wit, the Agreement states that MAS had been being granted an option to purchase 100,000 shares of BioDelivery Sciences International, Inc. ("BDSI" or the "Company") common stock (evidenced by Option No. NQ-00019 before the planned 1-for-4.370 reverse stock split) ("MAS Option"); and

         WHEREAS, the reference to ownership of the MAS Option No. NQ-00019 is inaccurate and that said option is owned by Aaron Tsai, individually, and is not owned by MAS.

         NOW, THEREFORE, for good and valuable consideration in hand received, including the mutual covenants and promises of the parties set forth herein, the parties mutually agree as follows:

         1. The Agreement is hereby amended to reflect that the MAS Option is owned by Aaron Tsai and is not owned by MAS.

         2. By separate agreement (a copy of which is attached hereto as Exhibit "A"), Aaron Tsai has surrendered to BDSI Option No. NQ-00019 and has authorized BDSI to cancel said Option No. NQ-00019. Exhibit "A" specifically references that, as a result of said surrender and cancellation of Option No. NQ-00019, Aaron Tsai shall have no right or entitlement thereunder or otherwise, to acquire any securities of BDSI.

         3. MAS hereby represents and warrants that it has no interest in Option No. NQ-00019 nor does it have any right or entitlement to acquire any shares of capital stock from BDSI.

         4. This Amendment constitutes the entire understanding of the parties concerning the subject matter contained herein.

         5. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the parties set their hand and seal on the day and year first above written.

MAS Capital Inc.                             Hopkins Capital Group II, LLC


By:       Aaron Tsai                         By:      /s/ Francis E. O'Donnell
   -------------------------------              --------------------------------
      Aaron Tsai, President                       Francis E. O'Donnell, Manager